UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 23, 2003



                           Commission File No. 0-11682

                            S & K FAMOUS BRANDS, INC.
.................................................................................
             (Exact name of registrant as s pecified in its charter)



           Virginia                                      54-0845694
................................             ....................................
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


     11100 West Broad Street, P. O. Box 31800, Richmond, Virginia 23294-1800
.................................................................................
                    (Address of principal executive offices)


Registrant's telephone number, including area code:        (804) 346-2500
                                                   .............................

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Press Release of S & K Famous Brands, Inc., dated May 23, 2003 *

* Exhibit filed herewith.

Item 9.  Regulation FD Disclosure

S&K Famous Brands, Inc. (the "Company") is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

On May 23, 2003, the Company issued a press release regarding its results of operations for the first quarter ended May 3, 2003. A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                S & K FAMOUS BRANDS, INC.
                                                -------------------------
                                                       (Registrant)



Date:  May 23, 2003                             /s/ Robert E. Knowles
                                                -----------------------------


                                                Robert E. Knowles
                                                Executive Vice President,
                                                Chief Financial Officer,
                                                Secretary and Treasurer
                                                (Principal Financial Officer)



                                Index to Exhibits
                                -----------------


Exhibit Number                             Description
--------------                             -----------
    99.1            Press Release of S&K Famous Brands, Inc., dated May 23, 2003


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